UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   September 23, 2003

STERION INCORPORATED

(Exact name of Registrant as specified in its charter)

Minnesota	0-18785	41-1391803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13828 Lincoln Street NE Ham Lake, Minnesota	55304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 755-9516

Items 1-4, 6-12 are not applicable and therefore omitted.

ITEM 5.

OTHER EVENTS.

Effective September 23, 2003, J. David Berkley resigned as the President of Sterion Incorporated (the “Company”) to pursue other interests.  Mr. Kenneth W. Brimmer, a director of the Company, will be serving as Chief Executive Officer of the Company until a successor to Mr. Berkley is appointed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STERION INCORPORATED

By

/s/  Kenneth W. Brimmer

Kenneth W. Brimmer

Chief Executive Officer

Dated:  September 23, 2003